                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   NBI, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                   NBI, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 11, 1995

                             ----------------------


     The Annual Meeting of Stockholders of NBI, Inc., a Delaware corporation (the "Company"), will be held on Monday, December 11, 1995, at 2:00 p.m., Pacific Time, at the offices of Equibond, Inc., 100 Wilshire Blvd., Suite 1700, Santa Monica, California, for the following purpose:

     1. To elect two directors of the Company.

       All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business on October 27, 1995, will be entitled to notice of and to vote at the meeting. The minutes of the last Annual Stockholders' Meeting and the stockholders' list of their share eligibility to vote at the fiscal year 1995 Annual Meeting will be open to inspection by the stockholders at the Company's principal office, 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, for a period of 10 days prior to the annual meeting.

     Shares can only be voted at the meeting if the holder is present or represented by proxy. If you do not expect to attend the meeting, you are urged to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.



                                       By Order of the Board of Directors



                                       Marjorie A. Cogan
                                       Secretary



Longmont, Colorado
October 30, 1995


--------------------------------------------------------------------------------
                                   YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.
--------------------------------------------------------------------------------

                                   NBI, INC.
                        1880 INDUSTRIAL CIRCLE, SUITE F
                           LONGMONT, COLORADO  80501

                       ---------------------------------

                                PROXY STATEMENT

                       ---------------------------------


SOLICITATION, EXERCISE AND REVOCABILITY OF PROXY

     The enclosed proxy is solicited by the Board of Directors of NBI, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Monday, December 11, 1995, or at any adjournment thereof. The meeting will be held at 2:00 p.m., Pacific Time, at the offices of Equibond, Inc., 100 Wilshire Blvd., Suite 1700, Santa Monica, California. It is anticipated that this proxy statement and the accompanying form of proxy will first be mailed to the shareholders of the Company on or about November 6, 1995. The Company's principal executive offices are located at 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, and its telephone number at those offices is (303) 684-2700.

     A proxy is revocable at any time, before it is voted, by written notice to the Company, grant of a subsequent proxy, or voting at the meeting in person. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not properly revoked before they are voted) will be voted for the election of the two nominees to the Board of Directors named elsewhere herein. In the event a stockholder specifies a different choice on his proxy, his shares will be voted in accordance with the specifications so made.


COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company.

VOTING

     Only common stockholders of record at the close of business on October 27, 1995, will be entitled to vote at the meeting. On that date there were 6,497,234 shares of the Company's common stock issued and outstanding, entitled to one vote per share. Stockholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half the shares voting for the election of directors can elect all the directors if they choose to do so. On all matters, a favorable vote consists of a simple majority of the votes represented at a meeting at which a quorum is present. The Company believes that as of October 27, 1995, the approximate number of stockholders of record of its common stock was 2,850. This includes shares held in nominee or "street" accounts.

     The Board of Directors knows of only two stockholders owning more than five percent of the outstanding voting securities of the Company: Jay H. Lustig, the Chairman of the Board and Chief Executive Officer of the Company and Transamerica Occidental Life Insurance Company. See Beneficial Ownership of Common Stock. While the Company has no knowledge of any other stockholders owning more than five percent of the outstanding voting securities of the Company, the Company believes it is possible such holders exist as a result of the Company's stock repurchase program.

                             ELECTION OF DIRECTORS

     At the time of the annual meeting, the Board of Directors will consist of two incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of stockholders and until their successors are elected and qualified.


INFORMATION CONCERNING DIRECTORS

     Jay H. Lustig and Martin J. Noonan, both incumbent directors, have been nominated by the Board of Directors for election. Both nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any nominee will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding nominees and directors is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS

     Name               Age    Principal Occupation            Director Since
     ----               ---    --------------------            --------------

     Jay H. Lustig       40    President, J.H.L. Holdings           2/92
     Martin J. Noonan    43    Managing Director of NBI, Inc.       4/94

     JAY H. LUSTIG, Chairman of the Board and Chief Executive Officer, has been President of J.H.L. Holdings, an investment management firm since 1989. He is also President of Equibond, Inc., a stock brokerage firm formed in 1995. In addition, he is Chairman of the Board of National Bancshares of Texas, a three-bank holding company in Laredo, Texas.

     MARTIN J. NOONAN, Director, has been Managing Director for NBI, Inc. since June 1993 with the responsibility for managing the day-to-day activities within the Company. He has been with the Company for nine years in various management positions including General Manager of the systems integration operation from June 1992 to June 1993, and Director of Marketing from September 1986 to June 1992.

     Any stockholder who desires to propose a candidate for board membership to be considered at the 1996 Annual Meeting of Stockholders should send, to the attention of the Secretary of the Company, a signed letter of recommendation containing the name and address of the proposing stockholder and the proposed candidate (see "Stockholder Proposals") and setting forth the complete business, professional and educational background of the proposed candidate.

COMMITTEES, ATTENDANTS, NOMINATIONS

     The Company has standing audit, compensation and nominating committees, each of which consists of Mr. Lustig and Mr. Noonan. The nominating committee is responsible for the nomination of persons whose names shall appear on the ballot for election of directors. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The compensation committee approves salaries and other compensation arrangements for the officers of the Company; however, Mr. Lustig does not vote on matters relating to his compensation. These committees did not meet during fiscal year 1995; however, these issues were discussed at regular board meetings.

     The Company's Board of Directors met eight times during fiscal year 1995, including telephone meetings. Every director participated by personally or telephonically attending, during fiscal year 1995, over 75% of the Board of Directors meetings and meetings of committees of which he was a member.

EXECUTIVE OFFICERS

     JAY H. LUSTIG is the Chairman of the Board and Chief Executive Officer of the Company (the "Named Officer"). He has been on the Board since February 1992. Mr. Lustig has performed the functions of a chief executive officer since September 25, 1992, but only assumed the title of Chief Executive Officer on October 1, 1993, the effective date of his employment agreement with the Company. Prior to October 1, 1993, Mr. Lustig received no compensation for performing the functions of the chief executive officer.

     The Company has no other executive officers as defined in Rule 405 of Regulation C of the Securities Act of 1933.

EXECUTIVE COMPENSATION

      Set forth below is information regarding the compensation of the Named Officer. The Company has no executive officers who were paid a total annual salary plus bonus exceeding $100,000.

      The summary compensation table set forth below contains information regarding the compensation of the Named Officer for services rendered in all capacities during fiscal years 1995, 1994 and 1993.


                           SUMMARY COMPENSATION TABLE

==================================================================================================================================
                                         Annual Compensation                      Long Term Compensation
----------------------------------------------------------------------------------------------------------------------------------
                                                            Other       Restricted
                                                            Annual        Stock      Securities       All Other
   Name and           Fiscal      Salary         Bonus     Compen-       Award(s)     Underlying     Compensation
Principal Position     Year         ($)           ($)     sation ($)       ($)        Options (#)        ($)
----------------------------------------------------------------------------------------------------------------------------------
Jay H. Lustig,         1995    $60,000            --          --           --            --                -
Chief Executive        1994    $51,000/(2)/       --          --           --         400,000/(3)/        --
Officer /(1)/          1993    $17,000/(4)/       --          --           --          25,000

==================================================================================================================================

(1) Mr. Lustig acted in the capacity of a chief executive officer, though he did not hold that title, from September 25, 1992, until October 1, 1993. On that date, Mr. Lustig entered into an employment agreement with the Company by which he was appointed as Chief Executive Officer of the Company. Mr. Lustig received no salary for acting in the capacity of a chief executive officer prior to October 1, 1993.

(2) This compensation consists of $45,000 paid to Mr. Lustig as Chief Executive Officer for the period October 1, 1993 through June 30, 1994, and $6,000 paid as director compensation for the period July 1, 1993 through September 30, 1993.

(3) These options were granted to Mr. Lustig on October 1, 1993, in accordance with his employment agreement with the Company, in connection with his services as Chief Executive Officer. See "Employment and Severance Agreements".

(4) This compensation consists of fees paid to Mr. Lustig in his capacity as a director of the Company. He received no additional compensation for serving in the capacity of the chief executive officer.

OPTIONS GRANTED AND EXERCISED

   The following tables set forth the options granted and exercised in fiscal 1995 with respect to the Named Officer.

                       OPTION GRANTS IN LAST FISCAL YEAR

==========================================================================================
                                    Individual Grants

------------------------------------------------------------------------------------------
     (a)               (b)                    (c)                 (d)             (e)
               Number of Securities    % of Total Options
                Underlying Options         Granted to        Exercise Price
                   Granted (#)            Employees in       or Base Price     Expiration
    Name                                      1995               ($/Sh)           Date

------------------------------------------------------------------------------------------
Jay H. Lustig          --                     N/A                  --              --
==========================================================================================

   The following table shows that the Named Officer did not exercise stock options during the fiscal year ended June 30, 1995 and states the number of shares covered by both exercisable and non-exercisable stock options as of June 30, 1995. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

=================================================================================================================
                                                                                 Value of Unexercised In-the-
                                                     Number of Securities           Money Options at FY-End
                    Shares                          Underlying Unexercised       ($) Exercisable/Unexercisable
                 Acquired on         Value           Options at FY-End (#)                    (1)
     Name        Exercise (#)     Realized ($)     Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------
Jay H. Lustig         0                0          125,000/(2)/        300,000      N/A                  N/A
=================================================================================================================

(1) The market value of one share of the Company's Common Stock at the end of fiscal 1995 was $.19. The exercise price of the Named Officer's outstanding options equaled or exceeded the market price at the end of fiscal 1995.

(2) Includes director stand-alone options for 25,000 shares granted by the Company's Board of Directors during fiscal 1993 and 100,000 shares underlying options issued during fiscal 1994 in conjunction with the Named Officer's employment agreement. All options expire five years after the date of grant.

DIRECTOR COMPENSATION

   Directors who are not employees of the Company receive an annual retainer of $8,000, a fee of $2,000 per meeting attended, $1,500 per committee meeting attended (except when attended in conjunction with a Board meeting) and reimbursement of expenses incurred in attending meetings. There is no compensation for telephonic meetings. This is the only arrangement for compensation of directors. No directors' fees were incurred during fiscal 1995, as all directors were also employees of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

   The Company entered into an employment agreement effective October 1, 1993, with Jay H. Lustig (the "CEO Agreement"). Pursuant to the terms of the CEO Agreement, Mr. Lustig became an employee and Chief Executive Officer of the Company as of October 1, 1993. Under the terms of this agreement, the Company pays Mr. Lustig an annual salary of $60,000. As CEO of the Company, Mr. Lustig is no longer considered an outside director and consequently is no longer eligible to receive director's compensation.

   Mr. Lustig's position as CEO of the Company is a part-time position to which he is required to dedicate no less than one-third of normal executive business hours. In addition to Mr. Lustig's salary, the CEO Agreement provided that the Company will pay Mr. Lustig an annual bonus of 10% of the Company's pre-tax profits, if any, derived from all sources, but only to the extent such 10% figure exceeds Mr. Lustig's base salary. Mr. Lustig remains eligible for such bonus for twelve months after his termination from the position of CEO.

   In addition to the salary and bonus described above, the CEO Agreement required that Mr. Lustig be granted a non-qualified stock option to purchase 400,000 shares of the Company's common stock at an exercise price of $.77 per share. Such price is approximately 400% of certain historic trading levels of the Company's common stock in recent times. This option was effective as of October 1, 1993, and contains four year vesting at 25% per year with vesting continuing as long as Mr. Lustig is CEO.

   The CEO Agreement runs for one year terms which automatically renew on July 1, unless terminated in writing by a majority of the Board of Directors prior to such renewal date. As there was no action to terminate the CEO Agreement, it automatically renewed for an additional one year term on July 1, 1995.

BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of October 13, 1995 by
(i) persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, (ii) each director and nominee for director, (iii) each Named Officer and (iv) all executive officers and directors as a group. A person is deemed to be a beneficial owner of common stock that can be acquired by such person within 60 days from October 13, 1995 upon the exercise of warrants or options.

                                               Amount and
                                               Nature of          Total as
     Name and Address of                       Beneficial          Percent
     Beneficial Owner                          Ownership          of Class
     -------------------                       ----------         --------
     Jay H. Lustig                            715,000 /(1)/        10.64%
     P.O. Box 505
     Belle Vernon, PA  15012

     Martin J. Noonan                         100,500 /(2)/         1.52%
     1880 Industrial Circle, Suite F
     Longmont, CO  80501

     Transamerica Occidental                  445,029 /(3)(4)/      6.85%
       Life Insurance Company
     1150 Olive Street
     Los Angeles, CA  90015

     All Executive Officers and Directors
      as a Group (2 persons)                  815,500 /(5)/        11.95%

(1) Includes 225,000 shares underlying options that are currently exercisable. These include director stand-alone options for 25,000 shares granted by the Company's Board of Directors during fiscal 1993 and 200,000 shares underlying options issued during fiscal 1994 in conjunction with the Chief Executive Officer's employment agreement. This does not include warrants to purchase 935,000 shares issued to the CEO, in conjunction with a business acquisition, as the warrants are not exercisable until December 31, 1995. See "Related Party Transactions".

(2) Consists of 100,500 shares underlying options granted under the Employee Stock Option Plan that are currently exercisable.

(3) Amount shown represents ownership at June 30, 1995. Information as of October 13, 1995 is not currently available.

(4) These shares are also beneficially owned by Transamerica Insurance Corporation of California, the parent company of Transamerica Occidental Life Insurance Company, Transamerica Corporation, the parent company of Transamerica Insurance Corporation of California, and Transamerica Investment Services, Inc., an investment advisor to Transamerica Occidental Life Insurance Company.

(5) Includes 325,500 shares underlying options that are currently exercisable.



      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To assist the directors and officers in meeting the filing requirements of Section 16(a), the Company has implemented the following procedures: NBI makes inquiries of the directors and officers each month regarding the stock transaction activity and provides the reporting forms as needed.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that the Company's fiscal 1994 proxy statement filed in November 1994, disclosed all late filings during the period March 1, 1994 through September 30, 1994, and that all forms required by Section 16(a) during the period October 1, 1994 through September 30, 1995 were timely filed.



                           RELATED PARTY TRANSACTIONS

In February 1995, the Company entered into an agreement to acquire 80% of the outstanding stock of a small novelty toy manufacturing company, (the"Acquired Company") effective as of January 1, 1995. Prior to this agreement the Company's Chief Executive Officer (CEO), Jay H. Lustig, owned 55% of the outstanding stock of the manufacturer. Under the purchase agreement, the Company paid $288,000 in cash for the stock, including $158,000 paid to NBI's CEO. In addition, the sellers are eligible for royalty payments based upon gross margin performance in excess of specified amounts. NBI's CEO will receive 55% of any such royalty payments. In conjunction with the purchase agreement, the sellers were issued warrants to purchase a total of 1.7 million shares of NBI's common stock, including warrants to purchase 935,000 shares issued to the Company's CEO, at a price of $.89 per share. These warrants are exercisable from December 31, 1995 through December 31, 2002.

In addition, in December 1994, the Company advanced $100,000 to the Acquired Company under the terms of a revolving line of credit, which expires on December 31, 1995. The debt bears interest at 1% per month. A portion of the funds advanced in December 1994 were used by the borrower to paydown $85,000 of an outstanding loan it had with NBI's CEO. The balance due under the line of credit at March 31, 1995, was eliminated in consolidation.

In November 1994, the Company loaned its CEO $350,000 under the terms of a promissory note. The note provided for interest at the rate of 10% per annum and was paid in full in March 1995.

During fiscal 1995, the Company utilized a stock brokerage firm, which is 100% owned by its CEO, to execute certain transactions on its behalf. However, NBI uses another unrelated company to act as custodian and clearing firm for its investment assets. Gross revenues earned by the brokerage firm related to investment transactions by NBI in fiscal 1995, totaled $37,268 on purchase and sale transactions totaling $6,248,964 before fees.



                         INDEPENDENT PUBLIC ACCOUNTANTS

On August 11, 1995, NBI, Inc. as approved by its Board of Directors, dismissed the firm of Ernst & Young, LLP and on August 17, 1995, engaged the firm of BDO Seidman, LLP as its principal accountant.

During the two fiscal years ended June 30, 1994, and the subsequent period preceding the dismissal of Ernst & Young, LLP, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The reports of Ernst & Young, LLP, on the financial statements of the Company at and for the years ended June 30, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has received a letter from Ernst & Young, LLP addressed to the SEC stating that it agrees with the above statements. A copy of this letter, dated August 17, 1995, was filed as an exhibit to the Company's report on Form 10-KSB for the fiscal year ended June 30, 1995.

A representative of BDO Seidman will not be present at the annual meeting and, therefore, will neither have the opportunity to make a statement nor be available to answer questions.



                              PROPOSALS FOR VOTING

PROPOSAL 1:  ELECTION OF DIRECTORS

   The Board of Directors recommends that the stockholders vote FOR the reelection of the two incumbent directors as discussed under "Election of Directors."



                                 OTHER MATTERS


   The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that the person named in the enclosed proxy will vote on such matters in accordance with his or her best judgment.

                             STOCKHOLDER PROPOSALS

   In accordance with the rules of the Securities and Exchange Commission ("SEC"), any proposal of a shareholder intended to be presented at the Company's 1996 Annual Meeting of Stockholders must be received by the Company, to the attention of the Secretary, 1880 Industrial Circle, Suite F, Longmont, Colorado 80501, by July 9, 1996, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1996 Annual Meeting.



                      ANNUAL REPORT - FINANCIAL STATEMENTS

   A copy of the Company's 1995 Annual Report, including financial statements for years ended June 30, 1995 and 1994, is being mailed to all stockholders herewith. The Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is to be made.


                                         By order of the Board of Directors



                                         Marjorie A. Cogan
                                         Secretary

Dated: October 30, 1995

APPENDIX TO PROXY STATEMENT
FORM OF PROXY



                        PROXY SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF NBI, INC.

                    For Annual Meeting on December 11, 1995


     The undersigned hereby appoints Marjorie A. Cogan and Jay H. Lustig, or either of them, attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of capital stock of NBI, Inc. (the "Company") held of record by the undersigned on October 27, 1995, at the Annual Meeting of Stockholders of NBI, Inc., to be held at the offices of Equibond, Inc., 100 Wilshire Boulevard, Suite 1700, Santa Monica, California, on Monday, December 11, 1995, at 2:00 p.m. Pacific Time, and at any adjornment thereof. The undersigned hereby revokes any proxy or proxies heretofore given in respect to the same shares of stock.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED WITH RESPECT TO PROPOSAL 1. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR SUCH PROPOSAL, AND SUCH SHARES WILL BE VOTED IN EITHER OR BOTH OF THE PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO ENSURE A QUORUM, YOU ARE URGED TO DATE AND SIGN THIS PROXY ON THE LINE PROVIDED AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     SEE REVERSE
                                                                         SIDE

     X     Please Mark votes as in this example
  -------


The Board of Directors recommends a VOTE FOR proposal 1.


1.  Election of Directors

Nominees:  Jay H. Lustig and Martin J. Noonan.


       _______  For Both Nominees

       _______  Withheld From Both Nominees

       _______  ______________________________________
                For all nominees except as noted above

2. In their discretion, the above- named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


                                   MARK HERE
                                  FOR ADDRESS
                                   CHANGE AND
                              NOTE AT LEFT  _____

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature __________________________________________ Date______________

Signature __________________________________________ Date______________